Exhibit (11) under N-1A
                                   Exhibit 23 under Item 601/Reg SK


             CONSENT OF ERNST & YOUNG LLP,INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions `Financial Highlights''and "Independent Auditors" and to the use of our report dated October 10, 1996, in Post-Effective Amendment Number 21 to the
Registration Statement (Form N-1A No. 2-98491) and the related Prospectuses of FEDERATED ARMS FUND, dated October 31, 1996.



By:ERNST & YOUNG LLP
   Ernst & Young LLP

Pittsburgh, Pennsylvania
October 21, 1996